iShares®

iShares Trust

Supplement dated November 13, 2017

to the Summary Prospectus (the “Summary Prospectus”) and

Prospectus (the “Prospectus”) dated

December 30, 2016 (as revised July 3, 2017), and

Statement of Additional Information (the “SAI”),

dated December 30, 2016 (as revised September 28, 2017),

for the iShares Edge MSCI Min Vol Global Currency Hedged ETF (HACV) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

BlackRock announced that it received a letter from Cboe BZX Exchange, Inc. (the “Exchange”) on November 7, 2017 notifying BlackRock that the Fund, a series of iShares Trust (the “Trust”), has fewer than 50 beneficial holders and remains non-compliant with the standard set forth in Exchange Rule 14.11(c)(9)(B)(i)(a) (the “Rule”). The Trust has submitted a timely request for review before the Exchange’s Hearing Panel at which the Trust will present its plans to help the Fund regain compliance with the Rule. The Exchange’s Hearing Panel has authority to grant the Trust additional time to regain compliance before further action is taken by the Exchange, to suspend the trading of the Fund or delist the Fund.

Should the Exchange determine to delist the Fund, the Fund would be liquidated and would attempt to provide shareholders with advance notice of any liquidation. During such a notice period, shareholders would be able to sell their holdings on the secondary market and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. Shareholders who do not sell their shares during the notice period would receive, in the Fund’s liquidation, cash based on the net asset value of their shares, which will include any dividends and distributions calculated as of that date.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-HACV-111317

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